Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wilsons The Leather Experts Inc. (the “Company”) on Form 10-Q for the three months ended July 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter G. Michielutti, Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 9, 2004	/s/ Peter G. Michielutti
Peter G. Michielutti
Executive Vice President, Chief Financial Officer and Chief Operating Officer (principal financial and accounting officer)